Equity	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Equity
11. Equity
Membership Units
The total number of common units of Loar issued and outstanding at December 31, 2023 and 2022 was 204 units.
Restricted Equity Unit Awards
Under the Loar Acquisition 13, LLC Amended and Restated Limited Liability
Agreement
, the Company may grant restricted equity units to eligible management of Loar Group. The restricted units authorized for issuance are comprised of 11,000 Incentive Units, 5,000 Promote Units and 1,000 Special Promote Units.

During the year ended December 31, 2023, there were no restricted equity units issued. During the year ended December 31, 2022, 850 Incentive Units were granted. When equity grants are issued, the Company determines the fair value on the grant date utilizing the Black-Scholes model which takes into consideration several factors, including volatility and risk-free interest rates.
The weighted-average assumptions used in the Black-Scholes model for the 2022 grants were as follows:

Expected term	1.8 years
Dividend yield	0.0%
Risk-free interest rate	2.7%
Expected volatility	36.0%
Relative to the payout structure
of
restricted equity units, 9,650 of the Incentive Units participate in distributions at a 9.7% level when the participation threshold exceeds $452.1 million and 850 Incentive Units participate in distributions at a 0.9% level when the participation threshold exceeds $851.6 million. The Promote Units participate in distributions at a 5% level when the participation threshold exceeds $452.1 million. The Special Promote Units participate in distributions at a 1% level when the participation threshold exceeds $452.1 million, as long as the total value of the unit price exceeds 250% of the initial unit price on the date of grant.
The Incentive Units granted in 2022 had an estimated fair value of $2,061.94 per unit. Interests in such units vest quarterly over five years, 5% at each quarterly anniversary date. The number of vested Incentive Units, Promote Units and Special Promote Units was 9,905, 5,000 and 1,000, respectively, at December 31, 2023.
Compensation expense is recognized on the estimated fair value of restricted units over the vesting period. Compensation expense incurred in connection with all awards was approximately $0.4 million and $1.5 million for the years ended December 31, 2023 and 2022, respectively. At December 31, 2023, there was approximately $1.2 million of unrecognized compensation cost related to non-vested
unit awards, which is expected to be recognized through 2027 subject to adjustments for forfeitures. The Company accounts for forfeitures as they occur.
Restricted equity unit award activity was as follows:

	Incentive Units	Promote Units	Special Promote Units
Balance as of January 1, 2022	9,650	5,000	1,000
Granted	850	—	—

Balance as of December 31, 2022	10,500	5,000	1,000
Granted	—	—	—

Balance as of December 31, 2023	10,500	5,000	1,000